UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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China Automotive Systems, Inc.
(Name of Registrant as Specified In Its Charter)

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CHINA AUTOMOTIVE SYSTEMS, INC.

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Notice of Annual Meeting of Stockholders

To Be Held On September 16, 2014

The Annual Meeting of Stockholders of China Automotive Systems, Inc. (the “Company”) will be held on September 16, 2014 (Tuesday) at 10 am local time at Conference Hall, Royal Victoria Hotel, 6699 South Huandao Road, Siming District, Xiamen City, Fujian Province, China for the following purposes, as more fully described in the accompanying proxy statement:

1.	to elect five directors of the Company, to hold office until the 2015 annual meeting of stockholders and until their successors are elected and qualified;
2.	to approve an amendment to the Company’s 2004 Stock Option Plan to extend its term for another ten (10) years (through June 27, 2025);
3.	to ratify the appointment of PricewaterhouseCoopers Zhong Tian LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014; and
4.	to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on July 24, 2014 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Chen Hanlin
Chen Hanlin Chairman

Hubei, the People’s Republic of China

July 25, 2014

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE PROXY FOLLOWING THE INSTRUCTIONS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS MAILED TO YOU. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE PROXY.

CHINA AUTOMOTIVE SYSTEMS, INC.

D8 Henglong Building, Optics Valley Software Park

No. 1 Guanshan First Avenue, Wuhan City

Hubei Province, the People’s Republic of China

(86) 27-8757-0028

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  PROXY STATEMENT

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2014 ANNUAL MEETING OF STOCKHOLDERS

China Automotive Systems, Inc. (the “Company”) is furnishing this proxy statement in connection with the solicitation of proxies by the board of directors of the Company (the “Board of Directors”) for use at the annual meeting of Stockholders to be held on September 16, 2014 (Tuesday) at 10 am local time at Conference Hall, Royal Victoria Hotel, 6699 South Huandao Road, Siming District, Xiamen City, Fujian Province, China and at any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the Company’s annual report will be made available on internet on or before July 25, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be Held on September 16, 2014 - the Company’s Annual Report for the year ended December 31, 2013 (the “Annual Report”) and this Proxy Statement are available at http://www.caasauto.com.

Only holders of the Company’s common stock as of the close of business on July 24, 2014 (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 28,043,019 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the Annual Meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by executing the proxy following the instructions on the notice of internet availability of proxy materials (“Notice of Internet Availability”) mailed to the stockholders. All proxies received by the Company that are properly executed and have not been revoked will be voted in accordance with the instructions contained in the proxies. If a paper copy of the proxy materials is requested by a stockholder and a signed proxy card is received by the Company that does not specify a vote or an abstention, the shares represented by that proxy card will be voted for (i) the nominees to the Board of Directors listed on the proxy card and in this proxy statement; (ii) the amendment to the Company’s 2004 Stock Option Plan to extend its term for another ten (10) years upon the expiration of its current term from June 28, 2015 to June 27, 2025; and (iii) the ratification of the appointment of PricewaterhouseCoopers Zhong Tian LLP (“PwC”) as the Company’s independent auditors for the fiscal year ending December 31, 2014. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting the proxy gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy in their discretion.

Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) following the instructions on the website hosting proxy materials and voting as specified in the Notice of Internet Availability, (b) if a proxy is executed in paper form, delivering another duly executed proxy bearing a later date or (c) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve Proposal 2 – Amendment to the 2004 Stock Option Plan to extend its term. Brokers do not have discretion to vote on Proposal 2 without your instruction. If you do not instruct your broker how to vote on Proposal 2, your broker will deliver a non-vote on Proposal 2. Broker non-votes, if any, will have no effect on the outcome of the vote on Proposal 2. Abstentions will have the effect of a vote “against” Proposal 2.

The proxy is solicited by the Board of Directors. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail or through the internet, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS

The name, age and year in which the term expires of each member of the Board of Directors is set forth below:

Name	Age	Position	Term Expires on the Date of the Annual Meeting Held in the Year
Hanlin Chen	57	Chairman	2014
Qizhou Wu	50	CEO and Director	2014
Arthur Wong	54	Director	2014
Guangxun Xu	63	Director	2014
Robert Tung	58	Director	2014

The Board of Directors has determined that the following directors for fiscal year 2014 are “independent” under the current rules of the Nasdaq Stock Market: Arthur Wong, Guangxun Xu and Robert Tung.

At the Annual Meeting, the stockholders will vote on the election of Hanlin Chen, Qizhou Wu, Arthur Wong, Guangxun Xu and Robert Tung as directors to serve for a one-year term until the annual meeting of stockholders in 2015 and until their successors are elected and qualified. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors.

NOMINEES AND CONTINUING DIRECTORS

The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting.

Hanlin Chen

Hanlin Chen has served as the chairman of the board of directors and an executive officer since March 2003. Since January 2013, Mr. Chen has been a standing committee member of the Chinese People’s Political Consultative Conference (CPPCC) and vice president of Foreign Investors Association of Hubei Province. From 1993 to 1997, Mr. Chen was the general manager of Shashi Jiulong Power Steering Gears Co., Ltd. Since 1997, he has been the chairman of the Board of Henglong Automotive Parts, Ltd. Mr. Hanlin Chen is the brother-in-law of the Company’s senior vice president, Mr. Andy Tse.

As chairman of the Board of Directors, Mr. Chen oversees the implementation of the Company’s business plan.

The Board of Directors believes that Mr. Chen’s leadership and extensive knowledge of the Company are essential to the development of the Company’s strategic vision.

Qizhou Wu

Qizhou Wu has served as a director since March 2003 and as the chief executive officer of the Company since September 2007. He served as chief operating officer from 2003 to 2007. He was the executive general manager of Shashi Jiulong Power Steering Gears Co., Ltd. from 1993 to 1999 and the general manager of Henglong Automotive Parts Co., Ltd. from 1999 to 2002. Mr. Wu graduated from Tsinghua University in Beijing with a Master’s degree in automobile engineering.

The Board of Directors believes that Mr. Wu’s experience and extensive knowledge of the Company are essential to the implementation of the Company’s strategic vision.

Arthur Wong

Arthur Wong has been an independent director of the Company since May 2012 and is the chairman of the audit committee and a member of the compensation and nominating committees of the Board of Directors. Mr. Wong is currently the chief financial officer of Beijing Radio Cultural Transmission Company Limited, a music production and music data management service company, and the independent director of YOU On Demand Holdings, Inc., (NASDAQ:YOD). He also serves as a board member and chairman of the audit committees for VisionChina Media Inc. (NASDAQ:VISN), Daqo New Energy Corp. (NYSE: DQ), Besunyen Holdings Company Limited (HKSE: 926) and Termbray Petroking Oilfield Services Limited (HKSE: 2178). Mr. Wong was formerly the chief financial officer of GreenTree Inns Hotel Management Group, Nobao Renewable Energy, and Asia New-Energy. Prior to that, he worked at Deloitte Touche Tohmatsu from 1982 to 2008, in that firm’s San Jose, Hong Kong and Beijing offices, and most recently as a partner in the Beijing office. Mr. Wong received a Bachelor of Science in Applied Economics degree from the University of San Francisco and was awarded a Higher Diploma of Accountancy from Hong Kong Polytechnic. His professional affiliations include being a member of the American Institute of Certified Public Accountants, the Hong Kong Institute of Certified Public Accountants and the Chartered Association of Certified Accountants.

The Board of Directors believes that Mr. Wong’s many years of experience working with public companies in the PRC and abroad provides perspective and global vision to the Company’s development.

Guangxun XU

Guangxun Xu has served as an independent director of the Company since December 2009. He is a member of the audit and compensation committees, and the chairman of the nominating committee of the Board of Directors. Mr. Xu has been the Chief Representative of NASDAQ in China and a managing director of the NASDAQ Stock Market International, Asia for over ten (10) years. With a professional career in the finance field spanning over twenty five (25) years, Mr. Xu’s practice focuses on providing package services on U.S. and U.K. listings, advising on and arranging for private placements, PIPEs, IPOs, pre-IPO restructuring, M&A, corporate and project finance, corporate governance, post-IPOIR compliance, and risk control.

The Board of Directors believes that Mr. Xu’s many years of experience in working with public companies and financial markets in Asia provides value to the Board of Directors and the Company.

Robert TUNG

Robert Tung has been an independent director of the Company since September 2003. He is a member of the audit and nominating committees, and the chairman of the compensation committee of the Board of Directors. Mr. Tung is currently the president of Multi-Media Communications, Inc. and vice president of Herbal Blends International, LLC. Mr. Tung holds a Master’s degree in chemical engineering from the University of Virginia. At present, Mr. Tung is the China operation vice president of Iraq Development Company of Canada, a leading North American corporation engaging in oilfield and infrastructure development in the Republic of Iraq. In addition, Mr. Tung holds the Grand China sales representative position of TRI Products, Inc., a well-known North American iron ore and scrap metals supplier. Mr. Tung is also actively involved in minerals, iron ore and petroleum derivatives trading.

The Board of Directors believes that Mr. Tung’s many years of experience working with companies in the PRC and abroad provides perspective and global vision to the Company’s development.

Other than as noted above, there are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

Criteria for Board Membership.

In recommending candidates for appointment or re-election to the Board of Directors, the nominating committee of the Board of Directors (the “Nominating Committee”) considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that a majority of the directors are independent under the rules of the Nasdaq Stock Market, that the members of the Company’s audit committee of the Board of Directors (the “Audit Committee”) meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and that at least one member of the Board of Directors qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “SEC”). Nominees for director are recommended on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time to Board of Directors duties.

Process for Identifying and Evaluating Nominees.

The Nominating Committee believes the Company is well served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for membership to the Board of Directors, the Nominating Committee will re-nominate incumbent directors who continue to be qualified for service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board of Directors occurs between annual stockholder meetings, the Nominating Committee will seek potential candidates for appointment to the Board of Directors who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board of Directors, senior management of the Company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with all members of the Board of Directors. Based on this input, the Nominating Committee will evaluate whether one of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board of Directors that such candidate be appointed to fill a then current vacancy or presented for the approval of the stockholders, as appropriate.

Stockholder Nominees.

The Nominating Committee will consider suggestions from stockholders regarding possible director candidates for election at the annual meeting to be held in 2015. Any such nominations should be submitted to the Nominating Committee, c/o Mrs. Wei Na (secretary to the Board of Directors), and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock that are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the bylaws of the Company and under the caption “Stockholder Proposals for 2015 Annual Meeting” below. Each director nominated in this Proxy Statement was recommended for election by the Nominating Committee and by the Board of Directors. The Board of Directors did not receive any notice of a Board of Directors nominee recommendation in connection with this proxy statement from any security holder. The Company has never received a proposal from a stockholder to nominate a director.

Board Nominees for the 2014 Annual Meeting.

The nominees listed in this proxy statement are the current five directors standing for re-election.

BOARD LEADERSHIP STRUCTURE

Mr. Hanlin Chen is the chairman of the Board of Directors and also performs a limited management role pursuant to which he advises other members of the Board of Directors and management on strategic issues relating to the Company. Mr. Qizhou Wu is the chief executive officer and a director of the Company. the Company’s leadership structure of a separate chairman of the Board of Directors and chief executive officer has historically proven effective for it in the areas of performance and corporate governance, among others. The Company does not have a lead independent director. The Company, in consideration of the size of the Board of Directors and the presence of three independent directors who constitute a majority, believes that it is not necessary to appoint a lead independent director. The Board of Directors has determined that its current structure is in the best interests of the Company and its stockholders. The Company believes that the independent nature of the audit, compensation and nominating committees of the Board of Directors also ensures that the Board of Directors maintains a level of independent oversight of management that is appropriate for the Company. The Board of Directors will review from time to time the appropriateness of its leadership structure and implement any changes it may deem necessary.

RISK OVERSIGHT

The Board of Directors has the ultimate oversight responsibility for the risk management process. A fundamental part of risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board of Directors assesses the various risks being faced by management and determines what constitutes an appropriate level of risk for the Company. While the ultimate risk oversight rests with the Board of Directors, the Board of Directors has delegated the responsibility for the management of certain types of risks to its committees. For example, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management, and risks related to the compensation programs are reviewed by the compensation committee of the Board of Directors (the “Compensation Committee”). The Board of Directors is advised by these committees of significant risks and management’s response via periodic updates.

DIRECTOR COMPENSATION

Based on the number of years of service to the Board of Directors, workload and performance, the Board of Directors determines directors’ compensation. The Board of Directors believes that the compensation of the members of the Board of Directors was appropriate as of December 31, 2013. The independent directors receive a director fee from the Company for their services as members of the Board of Directors and any committee of the Board of Directors in the amount of $9,000 to $11,000 per quarter. The chairman of the Audit Committee additionally receives an allowance of $6,000 per year. The directors are reimbursed for certain expenses in connection with attending Board of Directors and committee meetings of the Board of Directors. The Company has also granted, and expects to continue to grant, non-employee directors options to purchase shares of the Company’s common stock. The stockholders of the Company approved certain director grants at the annual meeting of the stockholders in 2005, which grants were included in the 2004 stock option plan (the “2004 Stock Option Plan”). The 2004 Stock Option Plan will expire on June 27, 2015. The Company will seek its stockholders’ approval for the extension of the term of the 2004 Stock Option Plan for another ten (10) years (through June 27, 2025) at the Annual Meeting (see Proposal 2).

The independent directors options granted and not expired over three (3) years ago are as follows:

*	On June 28, 2005, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $6.83 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On July 6, 2006, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $7.94 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On September 5, 2007, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $7.01 per share over a period of four (4) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On June 26, 2008, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $5.65 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On September 10, 2009, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $8.45 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On July 8, 2010, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $16.80 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On October 12, 2011, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $4.84 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On August 15, 2012, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $3.71 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On August 13, 2013, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $10.00 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

Based on the number of the board of directors’ service years, workload and performance, the Board of Directors determines directors’ compensation. The Board of Directors believes that the pay for the members of the Board of Directors was appropriate as of December 31, 2013. The compensation that directors received for serving on the Board of Directors for fiscal year 2013 was as follows (figures in the chart are in thousands of USD):

Name	Fees earned or paid in cash	Option awards (1)	Total
Robert Tung	$44	$49	$93
Guangxun Xu	$40	$49	$89
Arthur Wong	$50	$49	$99

(1)	Other than the cash payment based on the number of a director’s service years, workload and performance, the Company grants 7,500 option awards to each director every year. In accordance with ASC Topic 718, the cost of the above mentioned stock options issued to directors was measured on the grant date based on their fair value. The fair value is determined using the Black-Scholes option pricing model and certain assumptions. Please see Note 18 to the consolidated financial statements of the Company in the Annual Report on Form 10-K for the year ended December 31, 2013 for more details.

The cost of the above mentioned compensation paid to directors was measured based on investment, operating, technology, and consulting services they provided. No other directors had received any compensation for their service on the Board of Directors.

BOARD MEETINGS AND COMMITTEES

The Board of Directors has standing audit, compensation and nominating committees. The Board of Directors met six (6) times during 2013. The Audit Committee met four (4) times, the Compensation Committee met four (4) times and the Nominating Committee met four (4) times during 2013. Each member of the Board of Directors attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of committees on which such member served, during the period of such member’s service. The audit, compensation and nominating committees’ charters are available on the Company’s website at www.caasauto.com.

Audit Committee.

The Audit Committee currently consists of Arthur Wong (chairman), Robert Tung and Guangxun Xu. The Board of Directors has determined that all members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board of Directors has determined that Arthur Wong qualifies as an “audit committee financial expert” as defined by the rules of the SEC. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent auditors to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies and approving all professional services to be provided to the Company by its independent auditors. The Audit Committee operates under a written charter, which is included as Appendix A to this proxy statement.

Nominating Committee.

The Nominating Committee currently consists of Guangxun Xu (chairman), Robert Tung and Arthur Wong, each of whom the Board of Directors has determined is an independent director under the rules of the Nasdaq Stock Market. The Nominating Committee’s responsibilities include recommending nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance. The Nominating Committee operates under a written charter, which is included as Appendix B to this proxy statement.

Compensation Committee.

The Compensation Committee currently consists of Robert Tung (chairman), Guangxun Xu and Arthur Wong. The Board of Directors has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market. The Compensation Committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers and establishes and reviews general policies relating to the compensation and benefits of our officers and employees. The Compensation Committee operates under a written charter, which is included as Appendix C to this proxy statement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For the year ended December 31, 2013, none of our executive officers had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

COMMUNICATIONS WITH DIRECTORS

Stockholders interested in communicating directly with our Directors may email the chairman Mr. Hanlin Chen at chenhanlin@chl.com.cn. Mr. Chen will review all such correspondence and will regularly forward to the other members of the Board of Directors copies of all such correspondence that deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review all of the correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

The Company has a policy of encouraging all directors to attend the annual stockholders meetings. Last year, two (2) directors attended the annual meeting.

CODE OF CONDUCT AND ETHICS

The Company has adopted a code of conduct and ethics that applies to all directors, officers and employees, including its principal executive officer, principal financial officer and controller. This code of conduct and ethics was filed as Exhibit 99.1 to the Company’s Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003 filed with the SEC.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s common stock as of December 31, 2013 by (i) each person who is known by the Company to own beneficially more than 5% of the Company’s common stock, (ii) each of the Company’s directors and Named Executive Officers and (iii) all executive officers and directors as a group. Except as otherwise listed below, the address of each person is c/o China Automotive Systems, Inc., D8 Optics Valley Software Park, No. 1 Guanshan Frist Avenue, East Lake Hi-Tech Zone, Wuhan City, Hubei Province, the People’s Republic of China. Percentage ownership is based upon 28,043,019 shares outstanding as of December 31, 2013 (exclusive of 217,283 shares of treasury stock).

Name/Title	Total Number of Shares	Percentage Ownership
Hanlin Chen, Chairman (1)	17,849,014	63.65%
Qizhou Wu, CEO and Director	1,445,136	5.15%
Jie Li, CFO	33,403	0.12%
All Directors and Executive Officers (8 persons)	19,782,607	70.54%

(1)	Includes 1,502,925 shares of common stock beneficially owned by Ms. Li Ping Xie, Mr. Hanlin Chen’s wife, and 3,023,542 shares of common stock beneficially held through Wiselink Holdings Limited, which is a company controlled by Mr. Hanlin Chen.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following related parties are related through common ownership with the major stockholders of the Company:

.	Jingzhou Henglong Fulida Textile Co., Ltd., “Jingzhou”
.	Xiamen Joylon Co., Ltd., “Xiamen Joylon”
.	Shanghai Tianxiang Automotive Parts Co., Ltd., “Shanghai Tianxiang”
.	Shanghai Fenglong Materials Co., Ltd., “Shanghai Fenglong”
.	Changchun Hualong Automotive Technology Co., Ltd., “Changchun Hualong”
.	Jiangling Tongchuang Machining Co., Ltd., “Jiangling Tongchuang”
.	Beijing Hualong Century Digital S&T Development Co., Ltd., “Beijing Hualong”
.	Jingzhou Jiulong Material Co., Ltd., “Jiulong Material”
.	Shanghai Hongxi Investment Inc., “Hongxi”
.	Hubei Wiselink Equipment Manufacturing Co., Ltd., “Hubei Wiselink”
.	Jingzhou Tongyi Special Parts Co., Ltd., “Jingzhou Tongyi”
.	Jingzhou Derun Agricultural S&T Development Co., Ltd., “Jingzhou Derun”
.	Jingzhou Tongying Alloys Materials Co., Ltd., “Jingzhou Tongying”
.	Wuhan Dida Information S&T Development Co., Ltd., “Wuhan Dida”
.	Hubei Wanlong Investment Co., Ltd., “Hubei Wanlong”
.	Jiangling Yude Machining Co., Ltd., “Jiangling Yude”
.	Wiselink Holdings Limited, “Wiselink”
.	Beijing Hainachuan Henglong Automotive Steering System Co., Ltd., “Beijing Henglong”
.	Honghu Changrun Automotive Parts Co., Ltd., “Honghu Changrun”
.	Jingzhou Henglong Real Estate Co., Ltd., “Henglong Real Estate”
.	Xiamen Joylon Automotive Parts Co., Ltd., “Xiamen Automotive Parts”

Related Party Transactions.

The Company’s related party transactions include product sales, material purchases, purchases of equipment and technology. These transactions were arm’s-length transactions consummated at fair market prices and under similar terms as those with the Company's customers and suppliers. In addition, some of the Company’s related party transactions also include purchase/sale of capital stock of the joint ventures and sale of property, plant and equipment, which were arm’s-length transactions consummated at fair market prices.

Related sales and purchases: During the years ended December 31, 2013 and 2012, the joint ventures entered into related party transactions with companies with common directors as shown below (figures are in thousands of USD):

Merchandise Sold to Related Parties	Year Ended December 31,
	2013	2012
Honghu Changrun	$-	$81
Xiamen Joylon	6,152	7,055
Xiamen Automotive Parts	2,757	-
Shanghai Fenglong	406	377
Jiangling Yude	583	103
Beijing Henglong	27,283	19,826
Other Related Parties	272	-
Total	$37,453	$27,442

Technology Sold to Related Parties	Year Ended December 31,
	2013	2012
Beijing Henglong	$88	$86

Materials Purchased from Related Parties	Year Ended December 31,
	2013	2012
Honghu Changrun	$1,258	$1,018
Jiangling Tongchuang	9,025	7,653
Jingzhou Tongying	12,622	9,436
Hubei Wiselink	1,106	1,190
Wuhan Tongkai	1,897	693
Other Related Parties	8	-
Total	$25,916	$19,990

Technology and Services Purchased from Related Parties	Year Ended December 31,
	2013	2012
Changchun Hualong	$422	$365
Jingzhou Derun	492	-
Honghu Changrun	285	317
Beijing Hualong	432	137
Total	1,631	819

Equipment Purchased from Related Parties	Year Ended December 31,
	2013	2012
Hubei Wiselink	$5,373	$4,250

Related receivables advance payments and account payable: As at December 31, 2013 and 2012, accounts receivables, advance payments and accounts payable between the Company and related parties are as shown below (figures are in thousands of USD):

Accounts Receivables from Related Parties	December 31,
	2013	2012
Xiamen Joylon	$4,076	$4,182
Xiamen Automotive Parts	843	-
Shanghai Fenglong	298	208
Jiangling Yude	2,008	903
Jingzhou Tongying	485	604
Beijing Henglong	9,426	6,389
Other Related Parties	58	-
Total	$17,194	$12,286

Other Receivable from Related Parties	December 31,
	2013	2012
Wuhan Dida	$62	$78
Jiulong Material	621	608
Other Related Parties	46	29
Total	729	715
Less: provisions for bad debts	(621)	(608)
Balance at end of year	$108	$107

Other receivables from related parties are primarily unsecured demand loans, with no stated interest rate or due date.

Accounts Payable to Related Parties	December 31,
	2013	2012
Shanghai Tianxiang	$341	$362
Jiangling Tongchuang	891	1,791
Hubei Wiselink	755	520
Jingzhou Tongying	1,911	1,508
Wuhan Tongkai	620	184
Honghu Changrun	94	156
Other Related Parties	22	-
Total	$4,634	$4,521

Advanced Equipment Payments to Related Parties	December 31,
	2013	2012
Hubei Wiselink	$2,097	$4,162

Other Advance Payments to Related Parties	December 31,
	2013	2012
Jiangling Tongchuang	$176	$542
Jingzhou Tongying	-	62
Changchun Hualong	86	159
Jingzhou Derun	-	13
Wuhan Tongkai	181	-
Honghu Changrun	423	3
Total	$866	$779

During the year ended December 31, 2013, the Company extended loans in the total principal amount of $15.9 million (approximately RMB 96.9 million) to Henglong Real Estate. The term of each loan is three months from the date of the extension of the loan. The Company receives interest on the loans at market rate. As of December 31, 2013, such loans have been repaid to the Company.

The Company's related parties, such as Jingzhou Derun, and Wuhan Dida, pledged certain land use rights and buildings as security for the Company’s comprehensive credit facility.

As of July 25, 2014, Mr. Hanlin Chen, Chairman, owns 63.65% of the common stock of the Company and has the effective power to control the vote on substantially all significant matters without the approval of other stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other of the Company’s equity securities, on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) reports they file. To the best of the Company’s knowledge, based solely upon a review of the Forms 3, 4 and 5 filed, no officer, director or 10% beneficial stockholder failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act for the year ended December 31, 2013.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis.

The Compensation Committee is responsible for setting the Company’s policies regarding compensation and benefits and administering the Company’s benefit plans. At the end of fiscal year 2013, the Compensation Committee consisted of Robert Tung (chairman), Guangxun Xu and Arthur Wong. The members of the Compensation Committee approved the amount and form of compensation paid to executive officers of the Company and set the Company’s compensation policies and procedures during these periods.

The primary goals of the Company’s compensation committee with respect to executive compensation are to attract and retain highly talented and dedicated executives and to align executives’ incentives with stockholder value creation.

The Compensation Committee will conduct an annual review of the aggregate level of the Company’s executive compensation, as well as the mix of elements used to compensate the Company’s executive officers. The Company compares compensation levels with amounts currently being paid to executives at similar companies in the same area and the same industry. Most importantly, the Company compares compensation levels with local practices in China. The Company believes that its compensation levels are competitive with local conditions.

Elements of Compensation.

The Company’s executive compensation consists of the following elements.

Base Salary

Base salaries for the Company’s executives are established to be amounts of compensation that are similar to those paid by other companies to executives in similar positions and with similar responsibilities. Base salaries are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The Compensation Committee established a salary structure to determine base salaries and is responsible for initially setting executive officer compensation in employment arrangements with each individual. The base salary amounts are intended to reflect the Company’s philosophy that the base salary should attract experienced individuals who will contribute to the success of the Company’s business goals and represent cash compensation that is commensurate with the compensation of individuals at similarly situated companies.

The Company’s Board of Directors and Compensation Committee have approved the current salaries for executives: RMB1.3 million ($0.2 million) for the Chairman, RMB0.9 million ($0.1 million) for the CEO, and RMB0.5 million ($0.1 million) individually for other officers in 2013.

Performance Bonus

The Company awards a performance bonus to certain executives based on the achievement of set goals.

a.	Grantees: Hanlin Chen, Qizhou Wu, Andy Tse, Jie Li, Yijun Xia and Daming Hu.
b.	Conditions: (i) based on the Company’s consolidated financial statements, the year over year growth rates of net sales, net profits and earnings per share for 2013 must exceed 20%; and (ii) the average growth rate of the foregoing indicators must exceed that of the China auto industry in 2013 published by the China Association of Automobile Manufacturers.
c.	Bonus: 50% of each officer’s annual salary in 2013.

The accrued performance bonuses for Named Executive Officers identified in this proxy statement are included under the caption “Summary Compensation Table” for 2013 as the Company satisfied the above conditions for awarding performance bonuses.

Stock Option Awards

The 2004 Stock Option Plan, which aims to incentivize and retain core employees and to align employee compensation with the Company’s long-term operating goals and the creation of stockholder value, was approved at the 2005 Annual Meeting of Stockholders, and the maximum number of common shares authorized for issuance under this plan is 2,200,000 with a period of ten (10) years.

On June 27, 2015, the 2004 Stock Option Plan will expire. The Company will seek its stockholders’ approval for the extension of the term of the 2004 Stock Option Plan for another ten (10) years (through June 27, 2025) at the Annual Meeting (see Proposal 2).

There were no stock options granted to management in 2013.

Other Compensation

Other than the base salary for the Company’s executive officers, the performance bonus and the stock option awards referred to above, the Company does not have any other benefits and perquisites for its Named Executive Officers. However, the Compensation Committee in its discretion may provide benefits and perquisites to these executive officers if it deems advisable to do so.

Option Exercises and Stock Vested

During fiscal year 2013, no shares were acquired by the Named Executive Officers of the Company under the 2004 Stock Option Plan.

Role of Executives in Executive Compensation Decisions.

The Compensation Committee seeks input from the Company’s chairman and chief executive officer when discussing the performance of, and compensation levels for, executives other than the chairman or the chief executive officer. None of our executives participates in deliberations relating to his own compensation. In particular, the Compensation Committee seeks input from the Company’s chairman and chief executive officer in assessing the performance of individual executive officers, assessing competitive conditions in the market for retaining key employees and establishing the Company’s business goals and financial objectives which are used by the Compensation Committee in setting compensation levels.

Employment Contracts and Termination of Employment.

All of the Company’s executive officers have executed standard employment agreements with the Company, which are governed by PRC law. Other than the amounts of compensation to be paid by the Company, the terms and conditions of the employment agreements with the executive officers are substantially the same as those of the Company’s standard employment agreements with non-executive employees. The Company’s standard employment agreements are for a fixed period of five (5) years and may be renewed upon notice from the employee and consent of the Company. The Company may terminate an employment agreement upon thirty days’ notice if an employee is no longer suitable for the job due to medical or other reasons. An employee may terminate his or her employment agreement without cause upon one month’s notice to the Company. The compensation stated in the agreement is the base salary and is subject to adjustment on an annual basis.

Compensation of Executive Officers.

The following describes the compensation arrangements under the employment contracts of our Named Executive Officers.

*	Hanlin Chen, the Company’s Chairman, has a renewed employment agreement that became effective as of September 25, 2012. The agreement is for an indefinite term pursuant to the PRC employment law. Mr. Chen received an annual salary of approximately $ 210,000 during the fiscal year ended December 31, 2013.
*	Qizhou Wu, the Company’s CEO, has an employment agreement that became effective as of September 25, 2012. The agreement is for an indefinite term pursuant to the PRC employment law. Mr. Wu received an annual salary of approximately $140,000 during the fiscal year ended December 31, 2013.
*	Haimian Cai, the Company’s Vice President, has an employment agreement that became effective as of July 8, 2010. The agreement is for a term of five (5) years. Mr. Cai received an annual salary of approximately $150,000 during the fiscal year ended December 31, 2013.

Summary Compensation Table.

The compensation that Named Executive Officers received for their services for fiscal years 2013 and 2012 was as follows (figures are in thousands of USD):

Name and principal position	Year	Salary (1)	Bonus (2)	Option Awards (3)	Total
Hanlin Chen (Chairman)	2013	$210	$105	$-	$315
	2012	$210	$-	$-	$210

Qizhou Wu (CEO)	2013	$140	$70	$-	$210
	2012	$140	$-	$-	$140

Haimian Cai (Vice President)	2013	$150	$-	$-	$150
	2012	$150	$-	$-	$150

(1)	Salary – Please refer to Base Salary disclosed under the “Elements of Compensation” section above for further details.
(2)	Bonus – Please refer to Performance Bonus disclosed under the “Elements of Compensation” section above for further details.
(3)	Option Awards – Please refer to Stock Option Awards disclosed under the “Elements of Compensation” section above for further details.

For detailed information on option exercises and stock vested, please see Note 17 to the consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2013.

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent auditors to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies and approving all professional services to be provided to the Company by its independent auditors. Each of the members of the Audit Committee meets the independence requirements of the Nasdaq Stock Market.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2013, the Audit Committee:

*	reviewed and discussed the audited financial statements as of and for the year ended December 31, 2013 with the Company’s management and PwC, the Company’s independent auditors;
*	discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;
*	reviewed the written disclosures and the letter from PwC required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence and concluded that the non-audit services performed by PwC are compatible with maintaining their independence;
*	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC; and
*	instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
Arthur Wong (chairman), Robert Tung and Guangxun Xu

Audit Committee’s Pre-approval Policy.

During fiscal years ended December 31, 2013 and 2012, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by the Company’s independent auditors and for the prohibition of certain services from being provided by the independent auditors. The Company may not engage the Company’s independent auditors to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditors during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence.

Principal Accountant Fees and Services.

The following table sets forth the aggregate fees for professional audit services rendered by PwC for the audit of the Company’s annual financial statements, and fees billed for other services for the years 2013 and 2012. The Audit Committee has approved all of the following fees (figures are in thousands of USD).

	Fiscal Year Ended
	2013	2012
Audit Fees	$844	$820
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees Paid	$844	$820

At the discretion of the PRC government in accordance with the Scheme for the Localization Restructuring of Chinese-Foreign Cooperative Accounting Firms, PricewaterhouseCoopers Zhong Tian CPAs Limited Company has converted to a new partnership and changed its name to PricewaterhouseCoopers Zhong Tian LLP, effective July 1, 2013. PricewaterhouseCoopers Zhong Tian LLP has succeeded PricewaterhouseCoopers Zhong Tian CPAs Limited Company for all purposes and assumed all of the obligations and rights of PricewaterhouseCoopers Zhong Tian CPAs Limited Company with effect from July 1, 2013.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of five directors to serve for a one-year term until the 2015 annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors has unanimously approved the nomination of Hanlin Chen, Qizhou Wu, Arthur Wong, Guangxun Xu and Robert Tung for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “For” the election of Hanlin Chen, Qizhou Wu, Arthur Wong, Guangxun Xu and Robert Tung as directors.

Unless otherwise instructed, it is the intention of the persons named in the proxy to vote shares represented by properly executed proxy for the election of Hanlin Chen, Qizhou Wu, Arthur Wong, Guangxun Xu and Robert Tung.

PROPOSAL 2 — AMENDMENT TO THE 2004 STOCK OPTION PLAN TO EXTEND ITS TERM

The 2004 Stock Option Plan was adopted and approved by the Board of Directors and the stockholders on June 28, 2005. Under the 2004 Stock Option Plan, 2,200,000 shares of common stock were authorized for issuance to selected employees, consultants, directors and advisors of the Company.

The term of the 2004 Stock Option Plan is ten (10) years from its adoption by the Board of Directors, and will expire on June 27, 2015. At the Annual Meeting, the stockholders of the Company will be asked to approve an amendment to the 2004 Stock Option Plan to extend its term for another ten (10) years through June 27, 2025. The Board of Directors believes that the 2004 Stock Option Plan is critical to attracting, retaining and motivating employees and other eligible persons of the Company.

The affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the amendment to the 2004 Stock Option Plan to extend its term. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote "against" the proposal.

The Board of Directors recommends a vote “For” the approval of the amendment to the 2004 Stock Option Plan to extend its term for ten (10) years from June 28, 2015 to June 27, 2025.

Summary of the 2004 Stock Option Plan

A copy of the 2004 Stock Option Plan is attached to this proxy statement as Appendix D. The following is a summary of the principal provisions of the 2004 Stock Option Plan. The summary is not necessarily complete, and reference is made to the full text of the 2004 Stock Option Plan attached as an exhibit to this proxy statement. Capitalized terms used, but not defined herein, shall have the same meaning as set forth in the 2004 Stock Option Plan.

General

A total of 2,200,000 shares of common stock has been reserved for issuance under the 2004 Stock Option Plan. The 2004 Stock Option Plan provides for grants to Employees and Consultants (each as described in the 2004 Stock Option Plan) of the Company (including officers and directors) and any subsidiary of the Company. The purposes of the 2004 Stock Option Plan are to attract and retain the best available personnel, to give Employees and Consultants (including officers and directors) of the Company a personal stake in the success of the Company's business, to provide additional incentive to the Employees and Consultants (including officers and directors) of the Company and to promote the success of the Company's business.

Administration

The 2004 Stock Option Plan shall be administered by the Board of Directors or a committee of the Board of Directors to which administration is delegated (“Administrator”). Such Administrator has broad authority to determine the terms of the options granted, including the exercise price, the number of shares subject to each option and the exercisability of the option. The Administrator also has the full power to select the individuals to whom options will be granted and to make any combination of grants to any participants.

Securities to be Purchased

The security to be purchased under the 2004 Stock Option Plan is common stock, US$0.0001 par value, of the Company.

Eligibility

The 2004 Stock Option Plan provides that incentive stock options may be granted only to Employees (including officers and employee Directors) of the Company or any subsidiary of the Company, while nonstatutory stock options may be granted not only to Employees (including officers and employee Directors), but also Consultants (including non-employee Directors) of the Company or any subsidiary of the Company.

Terms and Conditions of Options

Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

Exercise of the Option

The Administrator determines when options may be exercised. Generally, options may be exercised as to shares subject thereto only as the optionee vests in such shares. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of common stock to be purchased and by tendering of payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Administrator.

Exercise Price and Consideration

The exercise price for incentive stock options (“ISO”) granted under the 2004 Stock Option Plan may not be less than 100% of the fair market value of the common stock on the date of grant. The exercise price of nonstatutory stock options (“NSO”) granted under the 2004 Stock Option Plan may not be less than 85% of the fair market value on the date the option is granted. In the case of an ISO granted to a person who at the time of the grant owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the option exercise price for each share covered by such option may not be less than 110% of the fair market value of a share of common stock on the date of grant of such option. The Administrator of the 2004 Stock Option Plan determines the fair market value of the common stock.

Term of Options

The term of an option is determined by the specific option agreement. No option granted under the 2004 Stock Option Plan may have a term of more than ten (10) years. Furthermore, the maximum term for an ISO granted to an optionee who immediately before the grant of such option owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary is five (5) years. No option may be exercised by any person after its term expires.

Option Not Transferable

Generally, options are not nontransferable by the optionee other than by will or the laws of descent and distribution and an option is exercisable during the optionee's lifetime only by the optionee and in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

Corporate Transaction

In the event of a Corporate Transaction, an outstanding option will be assumed or an equivalent option substituted by the successor corporation to the Company or its business, unless such successor corporation refuses to assume or substitute the option, in which case the option shall terminate.

Other Provisions

The option agreement may contain other terms, provisions and conditions as may be determined by the Administrator as long as they are consistent with the 2004 Stock Option Plan.

Adjustments upon Changes in Capitalization, Liquidation or Dissolution of Company

In the event any change such as a stock split or dividend is made in the Company's capitalization (or any other similar transaction occurs) that results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price and in the number of shares subject to each option, as well as in the number of shares available for issuance under the 2004 Stock Option Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Administrator.

Amendment and Termination of the 2004 Stock Option Plan

The Board of Directors may amend the 2004 Stock Option Plan at any time or may terminate it without approval of the stockholders, except that stockholder approval will be obtained in connection with any amendment if required by the applicable laws (including any approval obtained to ensure that options granted under the 2004 Stock Option Plan qualify as ISOs). However, no action by the Board of Directors or stockholders may materially and adversely affect any option previously granted under the 2004 Stock Option Plan, unless mutually agreed otherwise between the optionee and the Board of Directors in a writing signed by the optionee and the Company. The 2004 Stock Option Plan became effective for a term of ten (10) years upon its adoption by the Board of Directors. Subject to the approval of the stockholders at the Annual Meeting, it shall continue in effect until June 27, 2025 unless sooner terminated under Section 14 of the 2004 Stock Option Plan. Any options outstanding at that time under the 2004 Stock Option Plan shall remain outstanding until they expire under their own terms.

Condition upon Issuance of Shares

The Company is under no obligation, and will incur no liability for failure, to issue any shares under the 2004 Stock Option Plan if it cannot do so in compliance with all applicable laws (including applicable securities laws). The Company is also under no obligation, and will incur no liability for failure, to issue any shares under the 2004 Stock Option Plan unless the optionee has satisfied all applicable tax withholding obligations arising in connection with the grant, vesting or exercise of the option, or disposition of option shares following exercise.

Material U.S. Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences of transactions under the 2004 Stock Option Plan based on U.S. federal securities and income tax laws in effect as of the date of this proxy statement (which laws could change at any time hereafter).

This summary assumes that all options granted under the 2004 Stock Option Plan have a per-share exercise price equal to 100% of the fair market value of the common stock on the date the option is granted, and that all options may be exercised only as to already-vested shares. This summary is not intended to be exhaustive or complete.

Options granted under the 2004 Stock Option Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory options.

Incentive stock options. If an option granted under the 2004 Stock Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no regular tax liability upon its exercise, although the exercise of an incentive stock option may give rise to alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two (2) years after grant of the option and more than one year after exercise of the shares by the optionee, any gain will be treated by optionee as long-term capital gain. If both of these holding periods are not satisfied (a “disqualifying disposition”), the optionee will recognize ordinary income equal to (i) the lesser of the fair market value of the shares at the time of exercise or the sale price, over (ii) the exercise price for the shares. In the event of a disqualifying disposition of ISO shares, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized by optionee on such a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier.

Nonstatutory stock options. All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income under U.S. tax laws at the time he or she is granted a nonstatutory stock option. However, upon its exercise, under U.S. tax laws the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. The optionee is required to satisfy any applicable withholding tax obligations incurred in connection with such exercise. Upon sale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated by optionee as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

The Company will generally be required to recognize compensation expense in an amount equal to the fair value on the date of grant of all stock options that are unvested as of or after such period. The fair value of an option will be based on the number of shares subject to the option that are expected to vest. The Company will use either Black-Scholes or a binomial valuation model to measure fair value of option grants. In addition, the Company will be required to recognize compensation expense for options as they vest, as adjusted for actual forfeitures that occur before vesting but not adjusted for any previously recognized compensation cost if an option lapses unexercised.

PROPOSAL 3 — RATIFICATION OF INDEPENDENT AUDITORS

At the Annual Meeting, the stockholders will be asked to ratify the appointment of PwC as the Company’s independent auditors for the fiscal year ending December 31, 2014. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “For” the ratification of the appointment of PwC as the Company’s independent auditors for the fiscal year ending December 31, 2014.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that the Company can disclose important information to you by referring you to other documents that we have filed separately with the SEC and made available to you with the copy of this proxy statement. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the financial statements of the Company as contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed by the Company on March 31, 2014, which is made available together with this proxy statement on the website specified above to all stockholders in connection with the Annual Meeting.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2015 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at China Automotive Systems, Inc., D8 Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, The People’s Republic of China on or before May 1, 2015.

By Order of the Board of Directors

/s/ Chen Hanlin
Chen Hanlin Chairman

Hubei, People’s Republic of China

July 25, 2014

YOUR VOTE IS IMPORTANT!

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Appendix A

AUDIT COMMITTEE CHARTER

Adopted as of February 24, 2005

Adopted by the Board of Directors of China Automotive Systems, Inc.

Purpose

The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of China Automotive Systems, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements and the effectiveness of the Company’s internal control over financial reporting. Notwithstanding the foregoing, however, the Committee is not responsible for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the applicable rules and regulations ("Regulations") of the SEC, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the Committee shall be an “audit committee financial expert”, as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1.     Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

2.     Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3.     Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4.    Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

5.    Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor, and other material written communication between the independent auditor and management, and discuss these matters with the independent auditor and management.

6.    Meet with management and the independent auditor, together and separately, to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal controls, including any special steps adopted in light of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting identified during the course of the annual audit, and the adequacy of disclosures about changes in internal control over financial reporting; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the SEC; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the SEC or in any public disclosure or release.

7.    Review and discuss with management and the independent auditor management’s report on internal control over financial reporting, and the independent auditor’s audit of the effectiveness of the Company’s internal control over financial reporting and its attestation report, prior to the filing of the Form 10-K.

8.    Review the management letter delivered by the independent auditor in connection with the audit.

9.    Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report on Form 10-K.

10.  Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee or a member of the Committee who is a financial expert.

11.   Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

12.   Have such direct and independent interaction with members of management, including the Company’s chief financial officer and chief accounting officer, as the Committee believes appropriate.

13.   Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

14.   Review the scope and results of internal audits, if any.

15.   Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

16.   If there is an internal auditor, obtain and review periodic reports on the internal auditor's significant recommendations to management and management's responses.

17.   Conduct or authorize such inquiries into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

18.   Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

19.   At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

20.   Prepare the Committee report required by the Regulations to be included in the Company’s annual proxy statement.

21.   Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

22.   Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act, the Regulations and the Auditing Standards of the Public Company Accounting Oversight Board, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

23.   Review and approve all related party transactions.

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1.     Perform each of the responsibilities of the Committee described above.

2.     Appoint a chair of the Committee, unless a chair is designated by the Board.

3.     Engage and oversee independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4.     Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

Appendix B

NOMINATING / CORPORATE GOVERNANCE COMMITTEE CHARTER

Adopted as of February 24, 2005

Adopted by the Board of Directors of China Automotive Systems, Inc.

Purpose

The purpose of the Nominating / Corporate Governance Committee (the “Committee”) of the board of directors (the “Board”) of China Automotive Systems, Inc. (the “Company”) is to identify individuals qualified to serve as members of the Board of the Company, and recommend nominees for election as directors of the Company, evaluate the Board’s performance, develop and recommend to the Board corporate governance guidelines and provide oversight with respect to corporate governance and ethical conduct.

Composition

The Committee shall be composed of three or more directors, as determined by the board of directors, each of whom shall satisfy the requirements of Nasdaq.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1.	Identify and evaluate individuals, including individuals proposed by stockholders, qualified to serve as members of the Board, and recommend for determination by the independent directors of the Company nominees for election as directors of the Company at the next annual or special meeting of stockholders at which directors are to be elected, and identify, evaluate and recommend to the Board individuals to fill any vacancies or newly created directorships that may occur between such meetings.

2.	Recommend to the Board directors for appointment to its committees and, as appropriate, recommend rotation or removal of directors from Board committees.

3.	Cause to be prepared and recommend to the Board the adoption of corporate governance guidelines, and from time to time review and assess the guidelines and recommend changes for approval by the Board.

4.	Cause to be prepared and recommend to the Board the adoption of a code of ethics and a code of conduct (as applicable), and from time to time review and assess the codes, and recommend changes for approval by the Board.

5.	Oversee/Conduct an annual evaluation of the performance of the Board, including individual members of the Board, and discuss the evaluation with the full Board.

6.	Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

7.	At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

8.	Make recommendations to the Board regarding issues of management succession.

9.	Perform such other duties and responsibilities as may be assigned to the Committee by the Board.

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1.	Perform each of the responsibilities of the Committee described above.

2.	Delegate such of its authority and responsibilities as the Committee deems proper to members of the Committee or a subcommittee.

3.	Appoint a chair of the Committee, unless a chair is designated by the Board.

4.	Engage and terminate search firms, independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities, and approve the fees and other terms of retention of any such search firms, independent counsel and other advisers.

5.	Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to any search firm or other advisers engaged by the Committee.

Appendix C

COMPENSATION COMMITTEE CHARTER

Adopted as of June 18, 2014

Adopted by the Board of Directors of China Automotive Systems, Inc.

Purpose

The purposes of the Compensation Committee (the “Committee”) established pursuant to this charter are to discharge the responsibilities of the Company’s Board of Directors (the “Board”) with respect to compensation matters for the Company’s executive officers and other employees and consultants, report biennially to the Company’s stockholders on executive compensation matters, administer the Company’s equity and other compensations plans, and take or cause to be taken such other actions and address such other matters as the Board may from time to time authorize the Committee to undertake or assume responsibility for.

Membership and Power to Act

The Compensation Committee will be comprised of at least two members of the Board of Directors. Such members will be elected by and serve at the discretion of the Board. Each Committee member will serve on the Committee during his or her respective term as a Board member, subject to earlier removal by a majority vote of the Board. Unless a chair is elected by the Board, the members of the Committee may designate a chair by vote of the Committee.

As long as the Company’s Common Stock remains publicly traded, each member of the Committee will be (1) “independent” as defined under applicable Nasdaq (or applicable stock exchange) rules (except as otherwise permitted under such rules), (2) a “non-employee director” under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended and (3) as an “outside director” under the rules promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

In the event that the Committee has more than two members and one or more members of the Committee are absent from a meeting of the Committee or being present at a meeting recuse themselves from an action taken, the remaining members of the Committee (provided there are at least two such members), acting unanimously, shall have the power to take any necessary action. No action of the Committee shall be valid unless taken pursuant to a resolution adopted and approved by at least two members of the Committee. No member of the Committee shall participate in any discussions or deliberations relating to such person’s own compensation or other matters in which such person has a material interest.

Except with respect to matters relating to compensation of the Company’s Chief Executive Officer, with respect to which the Board delegates to the Committee exclusive authority during such period of time that the Committee is empanelled with at least two qualifying members as required above, the Board simultaneously reserves to itself all authority delegated hereunder to the Committee. This reservation of authority does not in any way limit the Committee’s authority to act definitively on matters delegated to it hereunder. Notwithstanding the above, the Board reserves the right at any time to revoke or change the authority delegated hereunder.

Meetings

The Committee will meet at such times as it deems appropriate to discharge its duties hereunder. The Committee may act by unanimous written consent.

Responsibilities

The authority delegated to the committee is set forth below. This description of authority is intended as a guide and the Committee may act and establish policies and procedures that are consistent with these guidelines or are necessary or advisable, in its discretion, to carry out the intent of the Board in delegating such authority and to fulfill the responsibilities of the Committee hereunder.

1.	The Committee has exclusive authority to determine the amount and form of compensation paid to the Company’s Chief Executive Officer, and to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate the CEO in a manner consistent with its determinations. The Committee will review at least biennially the Chief Executive Officer’s performance, including in light of goals and objectives established for such performance, including the relationship of such compensation to corporate performance, and in light of such review determine his or her compensation. The Company’s Chief Executive Officer may not be present during voting or deliberations on his compensation.

2.	The Committee has authority to determine the amount and form of compensation paid to the Company’s executive officers, officers, employees, consultants and advisors and to review the performance of such persons in order to determine appropriate compensation, as well as to establish the Company's general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. The Committee has authority to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate such persons and to implement such policies and practices in a manner consistent with its determinations. It is expected that the Committee may delegate its authority on these matters with regard to non-officer employees and consultants of the Company to officers and other appropriate Company supervisory personnel.

3.	The Committee has authority to administer the Company’s equity compensation plans, including without limitation to approve the adoption of such plans, to reserve shares of Common Stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards.

4.	The Committee has authority to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist the Committee in carrying out its responsibilities and functions as set forth herein. Compensation paid to such parties and related expenses will be borne by the Company and the Company will make appropriate funding available to the Committee for such purposes.

5.	Except with respect to the responsibilities set forth in paragraph 1 above, the Committee may delegate its authority granted under this charter to a subcommittee of the Committee (consisting either of a subset of members of the Committee or, after giving due consideration to whether the eligibility criteria described above with respect to Committee members and whether such other Board members satisfy such criteria, any members of the Board). In addition, to the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company (or other appropriate supervisory personnel) the authority to grant stock options and other stock awards to employees (who are not executive officers or members of the Board) of the Company or of any subsidiary of the Company; provided however, that (a) no such award grant to any individual employee exceeds 28,000 shares of Common Stock per fiscal year (or any other limit subsequently established by the Committee or the Board); (b) the aggregate number of shares of Common Stock that such officer(s) may award during any fiscal year will not exceed 28,000 shares (or any other limit subsequently established by the Committee or the Board); and (c) the per-share exercise or purchase price of such awards equals the fair market value of the Common Stock on the date of grant; and (d) the vesting and other terms that apply to such awards are the same terms as apply under the Company’s standard form of agreement under the applicable equity compensation plan.

6.	The Committee will prepare an annual report to the Company’s stockholders on executive compensation that will be included in the Company’s proxy statement for its annual stockholders’ meeting in accordance with the rules and regulations of the Securities and Exchange Commission.

7.	The Committee will make regular reports to the Board with respect to significant actions and determinations made by the Committee.

8.	The Committee will review and assess the adequacy of this charter on an annual basis and make recommendations to the Board with regard to appropriate changes to the charter.

9.	The Committee will periodically review its own performance and report on its conclusions in this regard to the Board.

10.	The Committee has the authority to perform such other activities and functions as are required by law, applicable Nasdaq (or stock exchange) rules or provisions in the Company’s charter documents, or as are otherwise necessary and advisable, in its or the Board’s discretion, to the efficient discharge of its duties hereunder.

Reports

The Committee will record its actions and determinations in written form. These records will be incorporated as a part of the minutes and actions of the Board.

Appendix D

2004 STOCK OPTION PLAN

1.          Purposes of the Plan. The purposes of this 2004 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder.

2.          Definitions. As used herein, the following definitions shall apply:

(a)       “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b)       “Affiliate” means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

(c)       “Applicable Laws” means the legal requirements relating to the administration of stock option plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d)       “Board” means the Board of Directors of the Company.

(e)       “Change of Control” means (1) a sale of all or substantially all of the Company’s assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(f)       “Code” means the Internal Revenue Code of 1986, as amended.

(g)       “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(h)       “Common Stock” means the Common Stock of the Company.

(i)       “Company” means China Automotive Systems, Inc., a Delaware corporation.

(j)       “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any non-Employee Director of the Company whether compensated for such services or not.

(k)       “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

(l)       “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(m)       “Director” means a member of the Board.

(n)       “Employee” means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(o)       “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)       “Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

(q)       “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(r)       “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four (4) most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(s)       “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(t)       “Option” means a stock option granted pursuant to the Plan.

(u)       “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(v)       “Optioned Stock” means the Common Stock subject to an Option.

(w)       “Optionee” means an Employee or Consultant who receives an Option.

(x)       “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(y)       “Participant” means any holder of one or more Options, or the Shares issuable or issued upon exercise of such Options, under the Plan.

(z)       “Plan” means this Stock Option Plan.

(aa)      “Reporting Person” means an officer, Director, or greater than ten percent (10%) stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(bb)      “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(cc)      “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(dd)     “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(ee)      “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(ff)       “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.          Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 2,200,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

4.          Administration of the Plan.

(a)          General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

(b)          Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions. The Committee shall in all events conform to any requirements of the Applicable Laws.

(c)          Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)          to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii)         to select the Employees and Consultants to whom Options may from time to time be granted;

(iii)        to determine whether and to what extent Options are granted;

(iv)        to determine the number of Shares of Common Stock to be covered by each award granted;

(v)         to approve the form(s) of agreement(s) used under the Plan;

(vi)        to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant’s transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock or restricted stock issued upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)       to determine whether and under what circumstances an Option may be settled in cash under Section 9 instead of Common Stock;

(viii)      to adjust the vesting of an Option held by an Employee or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;

(ix)         to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

(x)          in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

5.          Eligibility.

(a)          Recipients of Grants. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

(b)          Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(c)          ISO $100,000 Limitation. Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(d)          No Employment Rights. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate the employment or consulting relationship at any time, for any reason.

6.          Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 14 of the Plan.

7.          Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.          Option Exercise Price and Consideration.

(a)          Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i)        In the case of an Incentive Stock Option

(1)	granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(2)	granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)       In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

(iii)        Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b)          Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) cancellation of indebtedness; (4) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six (6) months on the date of surrender (or such other period as may be required to avoid the Company’s incurring an adverse accounting charge); (5) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a “same-day sale” cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the company of the amount required to pay the exercise price and any applicable withholding taxes; or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

9.          Exercise of Option.

(a)      General.

(i)          Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.

(ii)         Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(iii)        Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(iv)        Procedures for and Results of Exercise. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(v)         Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

(b)      Termination of Employment or Consulting Relationship. Except as otherwise set forth in this Section 9(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

(i)          Termination other than Upon Disability or Death. In the event of termination of Optionee’s Continuous Service Status other than under the circumstances set forth in subsections (ii) through (iii) below, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination. No termination shall be deemed to occur and this Section 9(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

(ii)         Disability of Optionee. In the event of termination of an Optionee’s Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within six (6) months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

(iii)        Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty (30) days following termination of Optionee’s Continuous Service Status, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve (12) months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee’s Continuous Service Status terminated.

(c)        Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10.         Taxes.

(a)          As a condition of the grant, vesting or exercise of an Option granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations under this Section 10 (whether pursuant to Section 10(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b)          In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

(c)          In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 10, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d)          If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 10(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

(e)          Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 10(c) or 10(d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 10(d) above must be made on or prior to the applicable Tax Date.

(f)          In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

11.         Non-Transferability of Options.

(a)          General. Except as set forth in this Section 11, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of an Option, only by such holder or a transferee permitted by this Section 11.

(b)          Limited Transferability Rights. Notwithstanding anything else in this Section 11, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to “Immediate Family Members” (as defined below) of the Optionee. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent (50%) of the voting interests.

12.         Adjustments upon Changes in Capitalization, Merger or Certain Other Transactions.

(a)          Changes in Capitalization. Subject to any action required under Applicable Laws by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

(b)          Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c)          Corporate Transaction. In the event of a Corporate Transaction (including without limitation a Change of Control), each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option shall terminate upon the consummation of the transaction.

For purposes of this Section 12(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 12); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(d)          Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

13.         Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

14.         Amendment and Termination of the Plan.

(a)          Authority to Amend or Terminate. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 12 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)          Effect of Amendment or Termination. Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

15.         Conditions upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

16.         Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.         Agreements. Options shall be evidenced by Option Agreements in such form(s) as the Administrator shall from time to time approve.

18.         Stockholder Approval. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

China Automotive Systems, Inc.

stock option plan

NOTICE OF STOCK OPTION GRANT

«Optionee»

«OptioneeAddress1»

«OptioneeAddress2»

You have been granted an option to purchase Common Stock of China Automotive Systems, Inc., (the “Company”) as follows:

Board Approval Date:	«AppDate»

Date of Grant (Later of Board

Approval Date or

Commencement of

Employment/Consulting):	«GrantDate»

Exercise Price per Share:	«ExercisePrice»

Total Number of Shares Granted:	«NoShares»

Total Exercise Price:	«TotalExercisePrice»

Type of Option:	«NoSharesISO» Shares Incentive Stock Option

«NoSharesNSO» Shares Nonstatutory Stock Option

Expiration Date:	«ExpirDate»

Vesting Commencement Date:	«VestingDate»

Vesting/Exercise Schedule:	So long as your Continuous Service Status continues, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule: ___________ of the Shares subject to the Option shall vest and become exercisable on the ________ month anniversary of the Vesting Commencement Date and _______ of the total number of Shares subject to the Option shall vest and become exercisable each month thereafter.

Termination Period:	Option may be exercised for ____ days after termination of your Continuous Service Status except as set out in Section 5 of the Stock Option Agreement (but in no event later than the Expiration Date). Optionee is responsible for keeping track of these exercise periods following termination for any reason of his or her service relationship with the Company. The Company will not provide further notice of such periods.

Transferability:	This Option may not be transferred.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the China Automotive Systems, Inc. Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

China Automotive Systems, Inc.
Record No.:	By:
Name:
Print Name:	Title:

China Automotive Systems, Inc.

stock option plan

STOCK OPTION AGREEMENT

1.          Grant of Option. China Automotive Systems, Inc., a Delaware corporation (the “Company”), hereby grants to «OptioneeName» (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the China Automotive Systems, Inc. Stock Option Plan (the “Plan”) adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice.

2.          Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent the Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.

3.          Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 9 of the Plan as follows:

(a)         Right to Exercise.

(i)          This Option may not be exercised for a fraction of a share.

(ii)         In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

(iii)        In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(b)        Method of Exercise.

(i)          This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit A or in any other form of notice approved by the Plan Administrator) which shall state Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

(ii)         As a condition to the exercise of this Option and as further set forth in Section 11 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii)        The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

4.          Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

(a)          cash or check; or

(b)          delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

5.          Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise the Option only as set forth in the Notice and this Section 5. To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(a)          Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s disability or death, Optionee may, to the extent otherwise so entitled at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set forth in the Notice.

(b)          Other Terminations. In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

(i)          Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s disability, Optionee may, but only within six (6) months from the Termination Date, exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date.

(ii)         Death of Optionee. In the event of the death of Optionee (a) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) within thirty (30) days after Optionee’s Termination Date, the Option may be exercised at any time within twelve (12) months following the date of death by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise the Option as of the Termination Date.

6.          Non-Transferability of Option. Except as otherwise set forth in the Notice, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

7.          Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

EXHIBIT A

NOTICE OF EXERCISE

To:	China Automotive Systems, Inc.
Attn:	Stock Option Administrator
Subject:	Notice of Intention to Exercise Stock Option

This is official notice that the undersigned (“Optionee”) intends to exercise Optionee’s option to purchase __________ shares of China Automotive Systems, Inc. Common Stock, under and pursuant to the Company’s Stock Option Plan and the Stock Option Agreement dated ___________, as follows:

Grant Number:

Date of Purchase:

Number of Shares:

Purchase Price:

Method of Payment:

Purchase Price:

Social Security No.:

The shares should be issued as follows:

Name:

Address:

Signed:

Date:

Grayling USA
Attn: Kevin Theiss
102 Madison Avenue
12th Floor
New York, NY 10016

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KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Hanlin Chen   02 Qizhou Wu   03 Arthur Wong   04 Guangxun Xu   05 Robert Tung

The Board of Directors recommends you vote FOR the following proposals:

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)   Date

0000182539_1   R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

CHINA AUTOMOTIVE SYSTEMS, INC.
Annual Meeting of Stockholders
September 16, 2014 10:00 AM

The shareholder of China Automotive Systems, Inc. by signing this card hereby appoints Hanlin Chen and Qizhou Wu, or any one of them, as proxies for this card, with full power of substitution, to vote on behalf of the shares of common stock of China Automotive Systems, Inc. that the shareholder is entitled to vote at the Annual Meeting of Stockholders to be held on September 16, 2014 (Tuesday) at 10 am local time at Conference Hall, Royal Victoria Hotel, 6699 South Huandao Road, Siming District, Xiamen City, Fujian Province, China and any adjournments thereof.

This Proxy, when properly executed, will be voted by the Proxies in the manner designated below. If this Proxy is returned signed but without a clear voting designation, the Proxies will vote FOR Items 1 through 3.

0000182539_2 R1.0.0.51160

Continued and to be signed on reverse side